FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2014 Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2014	December 31, 2013
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2014 - $6,056,578; 2013 - $5,828,539)	$6,575,225	$6,081,753
Equity securities - available for sale, at fair value (cost: 2014 - $105,736; 2013 - $90,071)	111,054	91,555
Mortgage loans	629,560	575,861
Real estate	4,057	4,084
Policy loans	181,345	176,993
Short-term investments	44,188	108,677
Other investments	2,928	1,079
Total investments	7,548,357	7,040,002

Cash and cash equivalents	43,198	6,370
Securities and indebtedness of related parties	125,849	116,305
Accrued investment income	81,489	75,186
Amounts receivable from affiliates	7,077	3,145
Reinsurance recoverable	99,861	100,001
Deferred acquisition costs	249,556	335,514
Value of insurance in force acquired	22,939	23,579
Other assets	76,677	67,266
Assets held in separate accounts	686,218	693,955

Total assets	$8,941,221	$8,461,323

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2014	December 31, 2013
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,466,926	$4,278,871
Traditional life insurance and accident and health products	1,562,992	1,515,139
Other policy claims and benefits	35,874	45,530
Supplementary contracts without life contingencies	343,248	349,761
Advance premiums and other deposits	252,046	240,441
Amounts payable to affiliates	453	408
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	13,613	1,499
Deferred income taxes	185,618	122,839
Other liabilities	88,771	71,089
Liabilities related to separate accounts	686,218	693,955
Total liabilities	7,732,759	7,416,532

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,661,399 shares in 2014 and 24,742,942 shares in 2013	142,352	134,993
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2014 and 2013	72	72
Accumulated other comprehensive income	234,361	119,067
Retained earnings	828,601	787,609
Total FBL Financial Group, Inc. stockholders' equity	1,208,386	1,044,741
Noncontrolling interest	76	50
Total stockholders' equity	1,208,462	1,044,791
Total liabilities and stockholders' equity	$8,941,221	$8,461,323

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Interest sensitive product charges	$27,633	$32,270	$82,085	$84,369
Traditional life insurance premiums	45,020	43,883	137,956	134,875
Net investment income	95,744	93,382	283,590	277,090
Net realized capital gains on sales of investments	1,273	1,458	3,539	12,825

Total other-than-temporary impairment losses	(273)	(5,015)	(273)	(5,860)
Non-credit portion in other comprehensive income	—	4,250	—	4,250
Net impairment losses recognized in earnings	(273)	(765)	(273)	(1,610)
Other income	4,023	3,288	10,895	10,698
Total revenues	173,420	173,516	517,792	518,247

Benefits and expenses:
Interest sensitive product benefits	53,002	53,488	158,145	150,411
Traditional life insurance benefits	38,375	39,726	121,863	119,795
Policyholder dividends	2,834	3,244	9,086	9,997
Underwriting, acquisition and insurance expenses	34,829	33,070	103,547	105,429
Interest expense	1,197	1,833	3,495	5,646
Other expenses	3,488	5,037	11,999	14,239
Total benefits and expenses	133,725	136,398	408,135	405,517
	39,695	37,118	109,657	112,730
Income taxes	(12,535)	(11,962)	(35,102)	(36,923)
Equity income, net of related income taxes	2,992	1,829	7,171	5,669
Net income	30,152	26,985	81,726	81,476
Net loss attributable to noncontrolling interest	7	68	67	130
Net income attributable to FBL Financial Group, Inc.	$30,159	$27,053	$81,793	$81,606

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$22,186	$(2,419)	$197,087	$(72,931)

Earnings per common share	$1.21	$1.05	$3.28	$3.17
Earnings per common share - assuming dilution	$1.21	$1.04	$3.26	$3.14

Cash dividends per common share	$0.35	$0.15	$1.05	$0.37

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Operating revenues:
Interest sensitive product charges	$32,177	$27,216	$27,091	$27,361	$27,633
Traditional life insurance premiums	43,883	46,069	45,492	47,444	45,020
Net investment income	94,449	93,226	92,321	93,772	95,375
Other income	3,288	3,808	3,861	3,011	4,023
Total operating revenues	173,797	170,319	168,765	171,588	172,051

Benefits and expenses:
Interest sensitive product benefits	53,438	53,222	53,501	51,767	52,647
Traditional life insurance benefits	39,726	40,675	41,497	41,991	38,371
Policyholder dividends	3,244	3,322	3,345	2,907	2,834
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,696	6,139	5,653	6,186	6,227
Amortization of deferred acquisition costs	7,978	6,810	7,947	6,633	8,674
Amortization of value of insurance in force acquired	632	549	449	694	564
Other underwriting expenses	19,857	19,232	19,364	21,343	19,427
Total underwriting, acquisition and insurance expenses	34,163	32,730	33,413	34,856	34,892
Interest expense	1,833	1,217	1,212	1,086	1,197
Other expenses	5,037	4,175	4,128	4,383	3,488
Total benefits and expenses	137,441	135,341	137,096	136,990	133,429
	36,356	34,978	31,669	34,598	38,622
Income taxes	(11,694)	(11,491)	(10,276)	(10,999)	(12,158)
Net loss attributable to noncontrolling interest	68	35	43	17	7
Equity income, net of related income taxes	1,829	1,741	1,648	2,531	2,992
Operating income	26,559	25,263	23,084	26,147	29,463

Realized gains/losses on investments, net of offsets	406	1,492	(328)	1,737	597
Change in net unrealized gains/losses on derivatives, net of offsets	88	197	236	758	99
Net income attributable to FBL Financial Group, Inc.	$27,053	$26,952	$22,992	$28,642	$30,159

Operating income per common share - assuming dilution	$1.02	$1.00	$0.92	$1.05	$1.18
Earnings per common share - assuming dilution	$1.04	$1.07	$0.91	$1.14	$1.21

Weighted average common shares outstanding (in thousands):
Basic	25,770	24,896	24,937	24,835	24,858
Effect of dilutive securities	260	233	180	148	131
Diluted	26,030	25,129	25,117	24,983	24,989

Operating return on equity, excluding AOCI - last twelve months	10.7%	10.8%	10.8%	10.8%	11.1%
Operating return on equity, including AOCI - last twelve months	8.5%	8.9%	9.0%	9.1%	9.3%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended September 30, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$327	$15,653	$11,653	$27,633
Traditional life insurance premiums	—	45,020	—	45,020
Net investment income	50,743	37,350	7,282	95,375
Other income	—	(88)	4,111	4,023
Total operating revenues	51,070	97,935	23,046	172,051

Benefits and expenses:
Interest sensitive product benefits	25,896	20,195	6,556	52,647
Traditional life insurance benefits	—	38,371	—	38,371
Policyholder dividends	—	2,834	—	2,834
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	560	4,753	914	6,227
Amortization of deferred policy acquisition costs	2,685	3,776	2,213	8,674
Amortization of value of insurance in force acquired	183	381	—	564
Other underwriting expenses	4,775	13,002	1,650	19,427
Total underwriting, acquisition and insurance expenses	8,203	21,912	4,777	34,892
Interest expense	—	—	1,197	1,197
Other expenses	—	—	3,488	3,488
Total benefits and expenses	34,099	83,312	16,018	133,429
	16,971	14,623	7,028	38,622
Net loss attributable to noncontrolling interest	—	—	7	7
Equity loss, before tax	—	—	(246)	(246)
Pre-tax operating income	$16,971	$14,623	$6,789	$38,383

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended September 30, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$279	$20,831	$11,067	$32,177
Traditional life insurance premiums	—	43,883	—	43,883
Net investment income	50,156	35,210	9,083	94,449
Other income	—	(73)	3,361	3,288
Total operating revenues	50,435	99,851	23,511	173,797

Benefits and expenses:
Interest sensitive product benefits	25,754	19,639	8,045	53,438
Traditional life insurance benefits	—	39,726	—	39,726
Policyholder dividends	—	3,244	—	3,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	458	4,407	831	5,696
Amortization of deferred acquisition costs	2,748	4,667	563	7,978
Amortization of value of insurance in force acquired	208	424	—	632
Other underwriting expenses	4,840	13,481	1,536	19,857
Total underwriting, acquisition and insurance expenses	8,254	22,979	2,930	34,163
Interest expense	—	—	1,833	1,833
Other expenses	—	—	5,037	5,037
Total benefits and expenses	34,008	85,588	17,845	137,441
	16,427	14,263	5,666	36,356
Net loss attributable to noncontrolling interest	—	—	68	68
Equity loss, before tax	—	—	(1,325)	(1,325)
Pre-tax operating income	$16,427	$14,263	$4,409	$35,099

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$279	$300	$554	$511	$327
Net investment income	50,156	49,464	49,025	48,985	50,743
Total operating revenues	50,435	49,764	49,579	49,496	51,070

Benefits and expenses:
Interest sensitive product benefits	25,754	26,476	26,755	26,047	25,896
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	458	564	454	562	560
Amortization of deferred acquisition costs	2,748	2,693	2,461	2,740	2,685
Amortization of value of insurance in force acquired	208	166	143	583	183
Other underwriting expenses	4,840	4,454	4,319	4,915	4,775
Total underwriting, acquisition and insurance expenses	8,254	7,877	7,377	8,800	8,203
Total benefits and expenses	34,008	34,353	34,132	34,847	34,099
Pre-tax operating income	$16,427	$15,411	$15,447	$14,649	$16,971

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,639,855	$3,645,736	$3,713,165	$3,803,609	$3,821,291
Deferred acquisition costs	82,734	82,404	83,398	82,838	82,882
Value of insurance in force acquired	8,531	8,364	8,224	7,631	7,449

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,162,323	$3,172,598	$3,232,193	$3,271,567	$3,310,214
Other insurance reserves	377,388	376,879	375,232	375,869	372,840
Allocated equity, excluding AOCI	269,018	269,760	266,949	269,910	272,546

Other data:
Number of direct contracts	53,232	53,252	53,179	53,132	52,938

Portfolio yield net of assumed defaults	5.14%	5.11%	5.07%	5.00%	4.97%
Credited rate	2.99	2.99	2.97	2.88	2.88
Spread on fixed annuities at end of quarter (1)	2.15%	2.12%	2.10%	2.12%	2.09%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,398,586	$2,424,202	$2,460,609	$2,508,669	$2,549,318
Deposits	56,325	64,936	85,207	81,167	65,482
Withdrawals, surrenders and death benefits	(37,407)	(36,221)	(43,079)	(46,974)	(37,656)
Net flows	18,918	28,715	42,128	34,193	27,826

Policyholder interest	17,478	17,836	17,946	17,875	17,574
Annuitizations and other	(10,780)	(10,144)	(12,014)	(11,419)	(10,482)
Balance, end of period	2,424,202	2,460,609	2,508,669	2,549,318	2,584,236
Other interest sensitive reserves	738,121	711,989	723,524	722,249	725,978
Total interest sensitive product reserves	$3,162,323	$3,172,598	$3,232,193	$3,271,567	$3,310,214

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$20,831	$15,136	$14,760	$15,335	$15,653
Traditional life insurance premiums	43,883	46,069	45,492	47,444	45,020
Net investment income	35,210	35,507	35,650	36,137	37,350
Other income	(73)	(129)	(85)	(79)	(88)
Total operating revenues	99,851	96,583	95,817	98,837	97,935

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,057	8,093	8,002	8,100	8,348
Death benefits and other	11,582	8,982	11,410	11,041	11,847
Total interest sensitive product benefits	19,639	17,075	19,412	19,141	20,195
Traditional life insurance benefits:
Death benefits	18,740	17,917	19,754	18,260	14,120
Surrender and other benefits	8,263	8,690	9,009	7,200	7,025
Increase in traditional life future policy benefits	12,723	14,068	12,734	16,531	17,226
Total traditional life insurance benefits	39,726	40,675	41,497	41,991	38,371
Policyholder dividends	3,244	3,322	3,345	2,907	2,834
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,407	4,622	4,152	4,873	4,753
Amortization of deferred acquisition costs	4,667	3,686	3,831	3,279	3,776
Amortization of value of insurance in force acquired	424	383	306	111	381
Other underwriting expenses	13,481	13,204	13,182	14,654	13,002
Total underwriting, acquisition and insurance expenses	22,979	21,895	21,471	22,917	21,912
Total benefits and expenses	85,588	82,967	85,725	86,956	83,312
Pre-tax operating income	$14,263	$13,616	$10,092	$11,881	$14,623

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,462,296	$2,473,047	$2,526,787	$2,569,762	$2,584,470
Deferred acquisition costs	210,818	216,743	224,374	224,374	227,849
Value of insurance in force acquired	21,957	21,571	21,266	21,154	20,773

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$761,236	$774,614	$787,436	$801,942	$813,652
Other insurance reserves	1,660,841	1,679,942	1,695,142	1,715,370	1,735,299
Allocated equity, excluding AOCI	292,699	298,612	290,063	295,783	301,323

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	356,605	358,924	359,299	360,008	360,695
Number of direct policies - universal life	60,518	61,250	61,219	61,526	61,800
Direct face amounts - traditional life	$42,030,894	$42,865,933	$43,359,093	$44,033,818	$44,605,483
Direct face amounts - universal life	$6,062,960	$6,189,967	$6,235,767	$6,322,240	$6,382,181

Portfolio yield net of assumed defaults	5.49%	5.48%	5.47%	5.43%	5.40%
Credited rate	4.04	3.93	3.93	3.94	3.86
Spread on universal life at end of quarter (1)	1.45%	1.55%	1.54%	1.49%	1.54%

Interest sensitive reserve activity:
Balance, beginning of period	$736,341	$761,236	$774,614	$787,436	$801,942
Deposits	33,649	24,838	27,289	28,116	23,853
Withdrawals and surrenders	(4,206)	(4,115)	(6,541)	(5,658)	(4,578)
Net flows	29,443	20,723	20,748	22,458	19,275

Policyholder interest	7,193	7,405	7,370	7,416	7,573
Policy charges	(15,050)	(15,668)	(15,631)	(15,943)	(16,041)
Benefits and other	3,309	918	335	575	903
Balance, end of period	$761,236	$774,614	$787,436	$801,942	$813,652

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,067	$11,780	$11,777	$11,515	$11,653
Net investment income	9,083	8,255	7,646	8,650	7,282
Other income	3,361	3,937	3,946	3,090	4,111
Total operating revenues	23,511	23,972	23,369	23,255	23,046

Benefits and expenses:
Interest sensitive product benefits	8,045	9,671	7,334	6,579	6,556
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	831	953	1,047	751	914
Amortization of deferred acquisition costs	563	431	1,655	614	2,213
Other underwriting expenses	1,536	1,574	1,863	1,774	1,650
Total underwriting, acquisition and insurance expenses	2,930	2,958	4,565	3,139	4,777
Interest expense	1,833	1,217	1,212	1,086	1,197
Other expenses	5,037	4,175	4,128	4,383	3,488
Total benefits and expenses	17,845	18,021	17,239	15,187	16,018
	5,666	5,951	6,130	8,068	7,028
Net loss attributable to noncontrolling interest	68	35	43	17	7
Equity loss, before tax	(1,325)	(1,362)	(1,580)	(1,119)	(246)
Pre-tax operating income	$4,409	$4,624	$4,593	$6,966	$6,789

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$645,686	$666,521	$625,172	$595,009	$618,631
Deferred acquisition costs	92,225	91,917	90,434	89,814	87,725
Separate account assets	665,252	693,955	694,570	712,533	686,218

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$329,495	$328,702	$331,594	$332,532	$333,910
Other insurance reserves	95,213	96,840	97,534	94,983	94,564
Separate account liabilities	665,252	693,955	694,570	712,533	686,218
Allocated equity, excluding AOCI	336,539	354,302	375,201	386,034	397,156

Rollforward of separate account balances:
Beginning separate account balance	$641,248	$665,252	$693,955	$694,570	$712,533
Net premiums	5,114	5,262	8,413	9,595	5,340
Net investment income	36,448	44,798	10,797	28,568	(11,995)
Charges, benefits and surrenders	(17,558)	(21,357)	(18,595)	(20,200)	(19,660)
Ending separate account balance	$665,252	$693,955	$694,570	$712,533	$686,218

Other data:
Number of direct contracts - variable annuity	13,138	12,941	12,735	12,493	12,287
Number of direct policies - variable universal life	45,208	44,690	44,155	43,634	43,139
Direct face amounts - variable universal life	$5,603,017	$5,547,580	$5,473,919	$5,418,472	$5,359,184

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
		(Dollars in thousands)
Annuity
Balance - beginning of period	$83,352	$82,734	$82,404	$82,901	$82,838
Capitalization:
Commissions	1,868	2,222	2,655	2,532	2,278
Expenses	233	137	270	223	248
Deferral of sales inducements	—	—	—	48	69
Total capitalization	2,101	2,359	2,925	2,803	2,595
Amortization - operating basis, before impact of unlocking	(2,748)	(2,691)	(2,461)	(2,938)	(2,690)
Amortization - unlocking, operating basis	—	—	—	197	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	29	2	33	(125)	139
Balance - end of period	$82,734	$82,404	$82,901	$82,838	$82,882

Life Insurance
Balance - beginning of period	$209,078	$210,818	$216,743	$219,974	$224,374
Capitalization:
Commissions	4,027	6,392	3,797	4,821	4,447
Expenses	2,725	2,680	3,055	2,559	2,704
Deferral of sales inducements	70	655	244	387	215
Total capitalization	6,822	9,727	7,096	7,767	7,366
Amortization - operating basis, before impact of unlocking	(4,896)	(3,773)	(3,865)	(3,427)	(3,803)
Amortization - unlocking, operating basis	—	—	—	60	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(186)	(29)	—	—	(88)
Balance - end of period	$210,818	$216,743	$219,974	$224,374	$227,849

Corporate and Other
Balance - beginning of period	$91,361	$92,225	$91,917	$90,434	$89,814
Capitalization:
Commissions	144	217	267	239	128
Deferral of sales inducements	1	25	2	21	10
Total capitalization	145	242	269	260	138
Amortization - operating basis, before impact of unlocking	(499)	(477)	(1,685)	(1,237)	(2,235)
Amortization - unlocking, operating basis	—	—	—	640	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	1,218	(73)	(67)	(283)	8
Balance - end of period	$92,225	$91,917	$90,434	$89,814	$87,725

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
		(Dollars in thousands)
Total
Balance - beginning of period	$383,791	$385,777	$391,064	$393,309	$397,026
Capitalization:
Commissions	6,039	8,831	6,719	7,592	6,853
Expenses	2,958	2,817	3,325	2,782	2,952
Deferral of sales inducements	71	680	246	456	294
Total capitalization	9,068	12,328	10,290	10,830	10,099
Amortization - operating basis, before impact of unlocking	(8,143)	(6,941)	(8,011)	(7,602)	(8,728)
Amortization - unlocking, operating basis	—	—	—	897	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	1,061	(100)	(34)	(408)	59
Balance - end of period	385,777	391,064	393,309	397,026	398,456
Impact of realized/unrealized gains/losses in AOCI	(67,211)	(55,550)	(105,551)	(141,844)	(148,900)
Deferred acquisition costs	$318,566	$335,514	$287,758	$255,182	$249,556

FBL Financial Group, Inc.
Collected Premiums

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$27,567	$22,538	$31,211	$35,166	$22,494
Renewal	23,172	22,910	32,374	30,110	23,581
Total fixed rate	50,739	45,448	63,585	65,276	46,075
Index annuity	5,932	11,732	21,219	17,063	19,646
Total individual	56,671	57,180	84,804	82,339	65,721
Group	1,706	2,271	1,448	2,235	2,035
Total Annuity	58,377	59,451	86,252	84,574	67,756

Life Insurance
Direct:
Universal life:
First year	19,113	9,290	10,318	11,374	7,991
Renewal	13,815	14,762	16,468	16,062	14,942
Total universal life	32,928	24,052	26,786	27,436	22,933
Participating whole life:
First year	2,922	2,968	2,513	2,673	3,173
Renewal	23,342	24,103	25,067	25,107	23,252
Total participating whole life	26,264	27,071	27,580	27,780	26,425
Term life and other:
First year	2,678	2,880	2,714	2,943	2,809
Renewal	19,992	20,584	21,455	21,317	21,192
Total term life and other	22,670	23,464	24,169	24,260	24,001
Total direct life insurance	81,862	74,587	78,535	79,476	73,359
Reinsurance	(4,915)	(5,175)	(5,697)	(5,890)	(5,702)
Total Life Insurance	76,947	69,412	72,838	73,586	67,657

Corporate and Other
Variable, net of reinsurance	14,809	15,334	19,569	18,147	13,910
Accident and health, net of reinsurance	32	275	64	40	52
Total Corporate and Other	14,841	15,609	19,633	18,187	13,962

Total collected premiums	$150,165	$144,472	$178,723	$176,347	$149,375

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2013	2013	2014	2014	2014
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$25,000	$—	$—	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	122,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	898,256	922,674	932,213	951,727	971,025
Total capitalization, excluding AOCI	1,023,256	1,022,674	1,032,213	1,051,727	1,071,025

Accumulated other comprehensive income	135,316	119,067	188,547	242,334	234,361
Total capitalization, including AOCI	$1,158,572	$1,141,741	$1,220,760	$1,294,061	$1,305,386

Common shares outstanding	24,717,212	24,754,355	24,701,852	24,713,506	24,672,812

Book Value per Share:
Excluding AOCI	$36.34	$37.27	$37.74	$38.51	$39.36
Including AOCI	41.82	42.08	45.37	48.32	48.85

Debt-to-Capital Ratio:
Excluding AOCI	11.9%	9.5%	9.4%	9.2%	9.1%
Including AOCI	10.5	8.5	7.9	7.5	7.4

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	2.4%	—%	—%	—%	—%
Including AOCI	2.2	—	—	—	—

Class A Common Ownership:
Iowa Farm Bureau Federation	59.7%	59.7%	59.8%	59.8%	59.9%
Other Farm Bureau entities	5.9	5.7	6.3	6.3	6.3
Public	34.4	34.6	33.9	33.9	33.8
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2013	2013	2014	2014	2014

Quality of Fixed Maturity Securities:
AAA, AA, A	61.9%	61.3%	61.8%	63.5%	62.7%
BBB	33.5	34.3	33.8	32.5	33.5
BB	2.8	2.7	2.7	2.6	2.5
<BB	1.8	1.7	1.7	1.4	1.3

Investment by Type:
Fixed maturity securities	66.9%	66.8%	67.4%	67.3%	67.1%
Residential mortgage-backed	7.7	7.4	7.3	7.1	6.7
Commercial mortgage-backed	6.1	5.7	6.0	6.6	6.7
Other asset-backed	6.6	6.5	6.4	6.4	6.6
Mortgage loans	8.1	8.2	8.0	8.0	8.3
Equity securities	1.2	1.3	1.4	1.5	1.5
Other	3.4	4.1	3.5	3.1	3.1

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,088	1,121	1,117	1,126	1,119
7 life partner states (1)	681	680	677	675	667
	1,769	1,801	1,794	1,801	1,786

Reserve agents (2)	—	—	6	64	143

(1) Includes Greenfields Life Insurance Company agents in Colorado.
(2) Our reserve agent program allows individuals to work on a trial basis with the goal of becoming full time agents.

	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,473)	$(1,914)	$(1,761)	$(1,669)	$(1,355)
Other equity method investments	148	552	181	550	1,109
	(1,325)	(1,362)	(1,580)	(1,119)	(246)
Income taxes:
Taxes on equity income (loss)	463	477	566	379	93
Investment tax credits	2,691	2,626	2,662	3,271	3,145
Equity income, net of related income taxes	$1,829	$1,741	$1,648	$2,531	$2,992